NORTHWESTERN CORPORATION



                        Filing Type:  8-K
                  Description:  Current Report
                   Filing Date:  Apr. 3, 2000
                    Period End:  Apr. 3, 2000


           Primary Exchange:  New York Stock Exchange
                          Ticker:  NOR

                         Table of Contents




                               8-K

Item 5    2
Item 7    2



                              EX-20

EX-20     3
              SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549





                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report April 3, 2000
                (Date of earliest event reported)


                    NORTHWESTERN CORPORATION
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


             0-692                          46-0172280
     (Commission File Number)      (IRS Employer Identification No.)


   125 S. Dakota Avenue, Suite 1100
          Sioux Falls, SD                        57104
(Address of principal executive offices)      (Zip Code)



 Registrant's telephone number, including area code 605-978-2908

Item 5.  Other Events.

     Our news release, dated April 3, 2000, concerning the acquisition by Expanets, Inc., an indirect subsidiary of Northwestern Corporation, of certain assets from the Enterprise Network Group of Lucent Technologies Inc., filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                            EXHIBITS
                            --------

Designation           Description           Method of Filing
-----------           ------------          ------------------
Exhibit 20            News Release
                      dated April 3, 2000   Filed with this report


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   NORTHWESTERN CORPORATION
                                   ------------------------
                                   (Registrant)


Date:  April 3, 2000
By: /s/ Daniel K. Newell
    ----------------------
     Name:  Daniel K. Newell
     Title:  Senior Vice President - Finance
             & Chief Financial Officer


                          EXHIBIT INDEX
                          -------------

DESIGNATION              DESCRIPTION
-----------              -------------
Exhibit 20               News Release dated
                         April 3, 2000